Exhibit 4.2
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of the 15th day of May, 2024, by and among FIGMA, INC., a Delaware corporation (the “Company”) and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and collectively as the “Investors”.
RECITALS
WHEREAS, the Company and certain of the Investors (the “Existing Investors”) are parties to that certain Amended and Restated Investors’ Rights Agreement dated April 29, 2021 by and among the Company and certain of its stockholders (the “Prior Rights Agreement”);
WHEREAS, the Company and certain of the Investors are parties to that certain Common Stock Purchase Agreement of even date herewith (the “Purchase Agreement”); and
WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the certain Investors to purchase Class A Common Stock (the “Investor Common Stock”) and invest funds in the Company pursuant to the Purchase Agreement, the Company and the undersigned Existing Investors sufficient to constitute the requisite holders of (i) a majority of the Registrable Securities and (ii) a majority of the Registrable Securities that are held by all of the Major Investors (each as defined in the Prior Rights Agreement) pursuant to Section 3.8 of the Prior Rights Agreement desire to enter into this Agreement in order to amend, restate and replace the rights and obligations under the Prior Rights Agreement with the rights and obligations set forth in this Agreement, including without limitation the rights of the Investors to cause the Company to register shares of Common Stock of the Company.
NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
1.    Registration Rights. The Company covenants and agrees as follows:
1.1    Definitions. For purposes of this Agreement:
(a)    The term “Act” means the Securities Act of 1933, as amended.
(b)    The term “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management or advisory company with, such Person.
(c)    The term “Class A Common Stock” means the Class A Common Stock of the Company, par value $0.00001 per share.

(d)    The term “Class B Common Stock” means the Class B Common Stock of the Company, par value $0.00001 per share.
(e)    The term “Common Stock” means the Class A Common Stock and Class B Common Stock.
(f)    The term “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of the Company as currently conducted and currently contemplated to be conducted, including but not limited to developing and offering cloud-based design tools, but shall not include any financial investment firm or collective investment vehicle solely by virtue of its ownership (and/or its Affiliates’ ownership) of an equity interest in any Competitor.
(g)    The term “Direct Listing” means the Company’s initial listing of its Class A Common Stock on a national securities exchange by means of a registration statement on Form S-1 filed by the Company with the SEC that registers shares of existing capital stock of the Company for resale. For the avoidance of doubt, a Direct Listing shall not be deemed to be an underwritten public offering of the Company’s Class A Common Stock registered under the Act and shall not involve any underwriting services. Any and all mentions of an underwritten offering or underwriters contained herein shall not apply to a Direct Listing.
(h)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(i)    The term “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.
(j)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.
(k)    The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Class A Common Stock under the Act.
(l)    The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
(m)    The term “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
(n)    The term “Preferred Investor” means an Investor that holds outstanding shares of Preferred Stock.

(o)    The term “Preferred Stock” means, collectively, the Series Seed Preferred Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.
(p)    The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
(q)    The term “Registrable Securities” means (i) the Class A Common Stock issuable or issued upon conversion of the Preferred Stock held by the Preferred Investors, (ii) any Class A Common Stock, or any Class A Common Stock issuable or issued (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof, (iii) any Class A Common Stock held by the Investors (whether acquired prior to, on or after the date hereof) and (iv) any Class A Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii) or (iii) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which his, her or its rights under Section 2 of this Agreement are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Class A Common Stock outstanding that are, and the number of shares of Class A Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.
(r)    The term “Restated Certificate” shall mean the Company’s Restated Certificate of Incorporation, as amended and/or restated from time to time.
(s)    The term “Rule 144” shall mean Rule 144 under the Act.
(t)    The term “Rule 144(b)(1)(i)” shall mean subsection (b)(1)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one (1) year.
(u)    The term “Rule 405” shall mean Rule 405 under the Act.
(v)    The term “SEC” shall mean the Securities and Exchange Commission.
(w)    The term “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 1.7.
(x)    The term “Selling Holder Counsel” means one counsel for the selling Holders.

(y)    The term “Series A Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.00001 per share.
(z)    The term “Series B Preferred Stock” means the Series B Preferred Stock of the Company, par value $0.00001 per share.
(aa)    The term “Series C Preferred Stock” means the Series C Preferred Stock of the Company, par value $0.00001 per share.
(bb)    The term “Series D Preferred Stock” means the Series D Preferred Stock of the Company, par value $0.00001 per share.
(cc)    The term “Series E Preferred Stock” means the Series E Preferred Stock of the Company, par value $0.00001 per share.
(dd)    The term “Series Seed Preferred Stock” means the Series Seed Preferred Stock of the Company, par value $0.00001 per share.
1.2    Request for Registration.
(a)    Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) six months after the effective date of the Initial Offering or a Direct Listing, a written request from the Holders of a majority of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price, net of Selling Expenses, of at least $25,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).
(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to those Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. For any selling Holder that is a venture capital fund, partnership, limited liability company or corporation, the affiliated venture capital funds, partners, members, retired partners, retired members and stockholder of such Holder, or the estates and family members of any such partners, members, retired partners, retired members, stockholders and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holders” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.
(c)    Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:
(i)    in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or
(ii)    after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or
(iii)    during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(iv)    if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or
(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors of the Company (the “Board”) stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the

Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered).
1.3    Company Registration.
(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities for cash (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.
(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.
(c)    Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.
1.4    Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty-five percent (25%) of the outstanding Registrable Securities (for purposes of this Section 1.4, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:
(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and
(b)    use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:
(i)    if Form S-3 is not available for such offering by the Holders;

(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000;
(iii)    if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Class A Common Stock being registered is Class A Common Stock issuable upon conversion of debt securities that are also being registered);
(iv)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 pursuant to this Section 1.4;
(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;
(vi)    if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within one hundred twenty (120) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or
(vii)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 1.3 above, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.
(c)    If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the

Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).
(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.
1.5    Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;
(c)    furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;
(f)    notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;
(g)    use its reasonable efforts to cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national securities exchange or trading system (if any) and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and
(h)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
Notwithstanding the provisions of this Section 2, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board:
(i)    materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board has authorized negotiations;
(ii)    materially and adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or
(iii)    require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).
In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.
1.6    Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.
1.7    Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of the Selling Holder Counsel (not to exceed $50,000) shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.2 and 1.4. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 1 shall be borne by and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf. All expenses incurred by the Company in connection with a Direct Listing, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.
1.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
1.9    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1 or in connection with a Direct Listing:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, the partners, members, officers, directors and stockholders of each such Holder, legal counsel and accountants for each such Holder, any underwriter (as defined in the Act) for each such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission of a material fact required to be stated in such registration statement, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon a Violation that occurs in reliance upon, and in conformity with, written information furnished expressly for use in connection with such registration by or on behalf of any such Holder, underwriter, controlling Person or other aforementioned Person.
(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 1.9(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section 1.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in such action or proceeding and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action or proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding, if prejudicial to its ability to defend such action or proceeding, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.9.
(d)    If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 1.9(d), when combined with the amounts paid or payable by such Holder pursuant to Section 1.9(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)    Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise shall survive the termination of this Agreement.
1.10    Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
(a)    use commercially reasonable efforts to make and keep adequate public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering or a Direct Listing (whichever occurs first);
(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and
(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
1.11    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, or (b) after such assignment or transfer, holds at least two percent (2%) of the then outstanding shares of Registrable Securities (or if the transferring Holder own less than two percent (2%) of the then outstanding shares of Registrable Securities, then all Registrable Securities held by the transferring Holder), provided: (i) the Company is furnished with prior written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and the Company’s prior written consent is obtained; (ii) such transferee or assignee is not a Competitor and agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.
1.12    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the Registrable Securities then held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of any of its securities unless such rights are fully subordinate to the demand registration rights of the Holders under Section 1.2 hereof.
1.13    “Market Stand-Off” Agreement.
(a)    Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for the Initial Offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Initial Offering, shall not apply to a Direct Listing or to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements, except that, notwithstanding the foregoing, the Company and the underwriters may in their sole discretion waive or terminate these restrictions with respect to up to a number of shares of Class A Common Stock equal in value to $75,000 per stockholder based on the price per share of such

Class A Common Stock shares offered to the public in the Initial Offering. The foregoing provisions of this Section 1.13 shall only be applicable to the Company’s Initial Offering if the Company has not already completed a Direct Listing.
In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
(b)    Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.
1.14    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (a) after five (5) years following the consummation of a Qualified Public Offering, as that term is defined in the Restated Certificate, or a Direct Listing (whichever occurs first) (b) as to any Holder, such earlier time after the Initial Offering or a Direct Listing (whichever occurs first) at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (c) after the consummation of a Liquidation Event, as that term is defined in the Restated Certificate, pursuant to which the Preferred Investors receive proceeds solely in the form of cash and/or marketable securities.
1.15    Restrictions on Transfer.
(a)    The Preferred Stock and the Registrable Securities shall not be sold, pledged or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Act. A transferring Holder will cause any proposed purchaser, pledgee or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the Initial Offering, Rule 144 to be bound by the terms of this Agreement.

(b)    Each certificate or instrument representing (a) the Preferred Stock, (b) the Registrable Securities and (c) any other securities issued in respect of the securities referenced in clauses (a) and(b) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.14(c)) be stamped or otherwise imprinted with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 1.14.
(c)    The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Act covering the proposed transaction or, following the Initial Offering, the transfer is made pursuant to Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (a) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Act; (b) a “no action” letter from the SEC to the effect that the proposed sale, pledge or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (c) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge or transfer of the Restricted Securities may be effected without registration under the Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (i) in any transaction in compliance with Rule 144 or (ii) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder; provided that, other than in connection with a transaction in compliance with Rule 144 following the Initial Offering, each transferee agrees in writing to be subject to the terms of this Section 1.14. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.14(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Act.
2.    Covenants of the Company.
2.1    Delivery of Financial Statements. The Company shall deliver to each Preferred Investor (or transferee of a Preferred Investor) that holds, individually or together with its Affiliates, at least 7,500,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization) (a “Major Investor”); provided, however, that any entity (i) that is formed for the specific purpose of acquiring shares of the Company’s capital stock and/or (ii) has assets, a majority of which consist of shares of the Company’s capital stock as of immediately following such entity’s acquisition of shares of the Company’s capital stock (each, an “SPV Entity”), shall not constitute an Affiliate of such Preferred Investor for the purpose of qualifying as a Major Investor; provided further, that the Board has not reasonably determined that such Major Investor is a Competitor of the Company:
(a)    as soon as practicable, but in any event within one hundred eighty (180) days after the end of each fiscal year of the Company, an unaudited income statement for such fiscal year, an unaudited balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and an unaudited statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP), provided, however, that upon approval of the Board, such financial statements shall be audited and certified by independent public accountants of nationally recognized standing selected by the Company;
(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year- end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)    as soon as practicable, but in any event at least forty-five (45) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, approved by the Board and prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and
(d)    such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (d) to provide information that (i) it deems in good faith to be a trade secret or similar confidential information or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
2.2    Suspension or Termination. Notwithstanding anything else in Section 2.1 to the contrary but subject to Section 2.4, the Company may cease providing the information set forth in Section 2.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering or Direct Listing; provided that the Company’s covenants under Section 2.1 shall be reinstated at such time as the Company is no longer actively employing its reasonable efforts to cause such registration statement to become effective.
2.3    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.3 to provide access to any information (i) that it reasonably considers to be a trade secret or similar confidential information, (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel or (ii) to any Major Investor that the Board has reasonably determined in good faith to be a Competitor.
2.4    Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Section 2, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.4 or other agreement containing substantially similar confidentiality or non-disclosure terms as this Agreement; (iii) to any existing or prospective Affiliate, partner (or former partner who retains an economic interest in such Investor), member, stockholder or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information in accordance with the provisions of this Section 2.4 or other agreement containing substantially similar confidentiality or non-disclosure terms as this Agreement; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

2.5    Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.3 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of the Initial Offering, (b) when the Company first becomes subject to the periodic reporting requirements of Sections 12(b), 12(g) or 15(d) of the 1934 Act, (c) immediately prior to the consummation of a Direct Listing or (d) the consummation of a Liquidation Event, as that term is defined in the Restated Certificate, pursuant to which the Preferred Investors receive proceeds solely in the form of cash and/or marketable securities, whichever event shall first occur.
2.6    Right of First Offer. Subject to the terms and conditions specified in this Section 2.6 and applicable securities laws, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.6, the term “Major Investor” includes any general partners, related funds and Affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.
Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:
(a)    The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.
(b)    By written notification received by the Company within fifteen (15) business days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Preferred Stock (or Class A Common Stock issued or issuable upon conversion thereof) held by such Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the five (5) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Preferred Stock (or Class A Common Stock issued or issuable upon conversion thereof) held by such Fully-Exercising Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Class A Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) who wish to purchase some of the unsubscribed shares.
(c)    If all Shares that Major Investors are entitled to obtain pursuant to Section 2.6(b) are not elected to be obtained as provided in Section 2.6(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 2.6(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.
(d)    The right of first offer in this Section 2.6 shall not be applicable to (i) the issuance or sale of shares of Carve Out Stock, as that term is defined in the Restated Certificate, (ii) the sale of shares of Common Stock pursuant to the Purchase Agreement (including, without limitation, the Committed Closing Shares (as defined in the Purchase Agreement)) or (iii) any Major Investor that the Board in its good faith judgment has reasonably determined is a Competitor. In addition to the foregoing, the right of first offer in this Section 2.6 shall not be applicable with respect to any Major Investor in any subsequent offering of Shares if (i) at the time of such offering, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.
(e)    The rights provided in this Section 2.6 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital fund may assign or transfer such rights to its Affiliates that are not SPV Entities.
(f)    Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of Section 2.6, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of Shares. Such notice shall describe the type, price and terms of the Shares, and the identities of the Persons to whom the Shares were sold. Each Major Investor shall have fifteen (15) days after the date the Company’s notice is given to elect, by giving notice to the Company, to purchase up to the number of Shares that such Major Investor would otherwise have the right to purchase pursuant to Section 2.6(b) above had the Company complied with the provisions of Sections 2.6(a) and 2.6(b) in connection with the issuance of such Shares under the terms and conditions set forth in the Company’s notice pursuant to this Section 2.6(f). Any Major Investor electing to purchase such Shares shall also have rights of oversubscription to purchase Shares that were purchasable by other Major Investors pursuant to the foregoing sentence but were not so purchased, and such rights of oversubscription shall be apportioned in a manner consistent with the apportionment among Fully-Exercising Investors described in Section 2.6(b). The closing of such sale shall occur within sixty (60) days of the date notice is given to the Major Investors.
(g)    The covenants set forth in this Section 2.6 shall terminate and be of no further force or effect (i) immediately prior to the consummation of the Company’s sale of its

Class A Common Stock or other securities pursuant to Registration Statement under the Act, (ii) immediately prior to the effectiveness of the registration statement filed under the Act relating to a Direct Listing or (iii) upon the consummation of a Liquidation Event, as that term is defined in the Restated Certificate, pursuant to which the Preferred Investors receive proceeds solely in the form of cash and/or marketable securities, whichever event shall first occur.
2.7    Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver an Employee Invention Assignment and Confidentiality Agreement or Consulting Agreement, as applicable, in substantially the forms approved by the Board.
2.8    Employee Agreements. Unless approved by the Board, all future employees of the Company who shall purchase, or receive options to purchase, shares of Class A Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period (plus an additional period of up to eighteen (18) days) in connection with the Company’s initial public offering. The Company shall retain a right of first refusal on transfers until the Company’s initial public offering and the right to repurchase unvested shares at cost upon termination of employment or service of a holder of restricted stock.
2.9    Matters Requiring Investor Director Approval. So long as the holders of Preferred Stock are entitled to elect a Preferred Director, as defined in the Restated Certificate, the Company hereby covenants and agrees with each of the Preferred Investors that it shall not, without approval of the Board, which approval must include the affirmative vote of all of the Preferred Directors then in office:
(a)    sell, transfer, assign, license, pledge or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business;
(b)    delegate any matter to a committee of the Board;
(c)    enter into or be a party to any transaction with any director, officer or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person except for transactions specifically and explicitly contemplated by this Agreement or the Purchase Agreement, and transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board; or
(d)    increase the number of shares reserved for issuance to employees, consultants or other service providers to the Company whether under the Company’s 2012 Equity Incentive Plan (as amended, the “Plan”) or otherwise, it being understood that as of the date hereof 131,013,600 shares of Class A Common Stock are reserved for issuance pursuant to the Plan and 22,500,000 shares of Class B Common Stock are reserved for issuance pursuance to the 2021 Executive Equity Incentive Plan.
2.10    Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Preferred Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Preferred Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Amended and Restated Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.
2.11    Insurance. The Company shall use its commercially reasonable efforts to maintain Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board, including all of the Preferred Directors (as defined in the Restated Certificate), until such time as the Board, including all of the Preferred Directors then in office, determines that such insurance should be discontinued.
2.12    Right to Conduct Activities. The Company hereby agrees and acknowledges that each of (a) Andreessen Horowitz LSV Fund I, L.P., as nominee (together with its affiliates, “a16z”), Sequoia Capital U.S. Growth Fund VIII, L.P. (together with its affiliates, “Sequoia”), (b) KPCB Holdings Inc., as nominee (together with its affiliates, “KPCB”), (c) Index Ventures VI (Jersey), L.P., Index Ventures VI Parallel Entrepreneur Fund (Jersey), L.P. and Yucca (Jersey) SLP (together with their respective affiliates, “Index”), (d) Greylock XIV Limited Partnership, Greylock XIV Principals LLC and Greylock XIV-A Limited Partnership (together with their respective affiliates, “Greylock”), and (e) Durable Capital Master Fund LP (together with its affiliates, “Durable”, and collectively with a16z, Sequoia, KPCB, Index and Greylock, the “Funds”) is a professional investment fund, and as such invests in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, none of the Funds shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Fund in any entity competitive with the Company or (ii) actions taken by any partner, officer or other representative of such Fund to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Funds from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.
2.13    Anti-Corruption. The Company represents that it shall not, and shall not permit any of its subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value, directly or indirectly, to any third party, including any Non-U.S. Official, in each case, in violation of the FCPA (as defined in the Purchase Agreement), the U.K. Bribery Act or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its subsidiaries and Affiliates to, cease any of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or Affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall, and shall cause each of its subsidiaries and Affiliates to, use commercially reasonable efforts to maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act or any other applicable anti-bribery or anti-corruption law.
2.14    Termination of Certain Covenants. The covenants set forth in Sections 2.7, 2.8, 2.9 and 2.11 shall terminate and be of no further force or effect (a) immediately prior to the consummation of the Company’s sale of its Class A Common Stock or other securities pursuant to Registration Statement under the Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a transaction under Rule 145 of the Act), (b) upon the effectiveness of the registration statement filed under the Act relating to a Direct Listing or (d) upon the consummation of a Liquidation Event, as that term is defined in the Restated Certificate, pursuant to which the Preferred Investors receive proceeds solely in the form of cash and/or marketable securities, whichever event shall first occur.
3.    Miscellaneous.
3.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
3.2    Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.
3.3    Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile or electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
3.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
3.5    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given upon the earlier to occur of actual receipt or: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5).
3.6    Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
3.7    Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Pursuant to Section 3.7 of the Prior Rights Agreement, the undersigned parties who are parties to such Prior Rights Agreement hereby amend and restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement, all with the intent and effect that the Prior Rights Agreement shall hereby be terminated and entirely replaced and superseded by this Agreement.
3.8    Amendments and Waivers. Any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3, Section 2.4, Section 2.5 and Section 2.6) may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors holding a majority of the Registrable Securities. The provisions of Section 2.1, Section 2.2, Section 2.3, Section 2.4, Section 2.5 and Section 2.6 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities that are held by all of the Major Investors. Notwithstanding the foregoing, any amendment or waiver that materially, adversely and disproportionately affects any Investor or Major Investor, as applicable, in a manner different than all other Investors or Major Investors, as applicable (disregarding for such purpose differences in the number of shares held by Investors) shall require the written consent of such Investor or Major Investor, as applicable (for the avoidance of doubt, among other things, neither the addition of parties to this Agreement in the future, nor usual and customary amendments to this Agreement made in connection with a future round of financing, will be deemed to have a material, adverse or disproportionate effect on any particular Investor or Major Investor, as applicable, for purposes of this Section 3.8). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company.
3.9    Dual-Class Common Stock. Any provision of this Agreement that provides for a consent right of the holders of Common Stock, Preferred Stock (on an as-converted basis), Registrable Securities (on an as-converted basis) or shares of Class A Common Stock issued or issuable upon conversion of outstanding shares of Preferred Stock or Registrable Securities, as applicable, shall be based on the voting power of such shares taking into account the different voting rights of the Class A Common Stock and Class B Common Stock in the Restated Certificate; provided, that, notwithstanding anything to the contrary contained in this Agreement, for purposes of this Section 3.9, shares of Preferred Stock shall be deemed to be convertible into shares of Class A Common Stock.
3.10    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
3.11    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates or affiliated entities (including affiliated venture capital funds or other investment funds or venture capital funds or other investment funds under common investment management) or persons, excluding any Registrable Securities held by an SPV Entity, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FIGMA, INC.

	By:	/s/ Dylan Field

	Name:	Dylan Field

	Title:	Chief Executive Officer

Address:	Figma, Inc. [***]

With a copy to (which shall not constitute notice):

Fenwick & West LLP [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ANDREESSEN HOROWITZ LSV FUND III, L.P. for itself and as nominee for Andreessen Horowitz LSV Fund III-B, L.P., AH 2022 Annual Fund, L.P., AH 2022 Annual Fund-B, L.P., and AH 2022 Annual Fund-QC, L.P.

By:	AH Equity Partners LSV III, L.L.C. General Partner

By: /s/ Phil Hathaway
Name:	Phil Hathaway
Title:	Chief Operating Officer

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

Alkeon Innovation Master Fund II, LP By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By: /s/ Jennifer Shufro
Name: Jennifer Shufro
Title: Managing Director

Alkeon Innovation Master Fund II, Private Series, LP By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By: /s/ Jennifer Shufro
Name: Jennifer Shufro
Title: Managing Director

Alkeon Innovation Lux, SCSp SICAV-RAIF By: Alkeon Capital Management, LLC, its Portfolio Manager

By: /s/ Jennifer Shufro
Name: Jennifer Shufro
Title: Managing Director

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ATLASSIAN VENTURES LLC By: Atlassian Corporation, its managing member

By: /s/ Sarah Hughes

Name: Sarah Hughes

Title: Head of Corporate Development

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

DURABLE CAPITAL MASTER FUND LP By: Durable Capital Partners LP, its Investment Manager

By: /s/ Julie Jack

Name: Julie Jack

Title: Authorized Representative

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

DURABLE CAPITAL OPPORTUNITIES FUND LP By: Durable Capital Partners LP, its Investment Manager

By: /s/ Julie Jack

Name: Julie Jack

Title: Authorized Representative

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

COSMIC BET 3, LP

By: /s/ Elad Gil

Name: Elad Gil

Title: Chief Executive Officer

COSMIC BET 1, L.P.

By: /s/ Elad Gil

Name: Elad Gil

Title: Chief Executive Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL By: Fidelity Management Trust Company, as Trustee

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND COMMINGLED POOL By: Fidelity Management Trust Company, as Trustee

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND K6

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB A

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB B

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST By its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CANADIAN GROWTH COMPANY FUND by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GLOBAL GROWTH AND VALUE INVESTMENT TRUST by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY INSIGHTS INVESTMENT TRUST By its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SPECIAL SITUATIONS FUND by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST by its manager Fidelity Investments Canada ULC

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY SERIES BLUE CHIP GROWTH FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY SERIES OPPORTUNITISIC INSIGHTS FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY VENTURE CAPITAL FUND I LP By: Fidelity Diversifying Solutions LLC as Investment Manager

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GROWTH COMPANY COMMINGLED POOL By: Fidelity Management Trust Company, as Trustee

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GROWTH COMPANY COMMINGLED POOL By: Fidelity Management Trust Company, as Trustee

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY OTC K6 PORTFOLIO

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL By: Fidelity Institutional Asset Management Trust Company as Trustee

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND II: VIP CONTRAFUND PORTFOLIO – SUBPORTFOLIO A

By: /s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN TALOS II, L.P., a Delaware limited partnership

By: FRANKLIN VENTURE PARTNERS, LLC – TALOS II SERIES, a Delaware series limited liability company Its: General Partner

By: FRANKLIN ADVISERS, INC., a California corporation Its: Managing Member

By: /s/ Jonathan T. Curtis
Name: Jonathan T. Curtis
Title: Executive Vice President and Chief Investment Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FVP GROWTH PARTNERS, L.P., a Delaware limited partnership

By: FRANKLIN VENTURE PARTNERS, LLC – FVP GROWTH PARTNERS SERIES, a Delaware series limited liability company Its: General Partner

By: FRANKLIN ADVISERS, INC., a California corporation Its: Managing Member

By: /s/ Jonathan T. Curtis
Name: Jonathan T. Curtis
Title: Executive Vice President and Chief Investment Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN VENTURES INVESTMENTS, L.P. – PRIVATE FUND SERIES, a Delaware series limited partnership

By: FRANKLIN VENTURE PARTNERS, LLC – PRIVATE FUND SERIES, a Delaware series limited liability company Its: General Partner

By: FRANKLIN ADVISERS, INC., a California corporation Its: Managing Member

By: /s/ Jonathan T. Curtis
Name: Jonathan T. Curtis
Title: Executive Vice President and Chief Investment Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GREENVIEW INVESTMENT PTE LTD
Investing Entity

By: /s/ Lihan Chen
Name: Lihan Chen
Title: Authorized Signatory

Address: [***]

Email: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GREENOAKS CAPITAL OPPORTUNITES FUND V LP By: Greenoaks Capital GP V LLC, its General Partner

By: /s/ Benjamin Woodside Schrier

Name: Benjamin Woodside Schrier

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ICONIQ STRATEGIC PARTNERS VII, L.P., a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners VII GP, L.P., its General Partner

By: ICONIQ Strategic Partners VII TT GP, Ltd., its General Partner

By: /s/ Louis D. Thorne

Name: Louis D. Thorne

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

ICONIQ STRATEGIC PARTNERS VII-B, L.P., a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners VII GP, L.P., its General Partner

By: ICONIQ Strategic Partners VII TT GP, Ltd., its General Partner

By: /s/ Louis D. Thorne

Name: Louis D. Thorne

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

WINDY HILL, LLC

By: /s/ Barbara Hager

Name:	Barbara S. Hager
Title:	Manager
Email:	[***]
Address:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

KPCB HOLDINGS, INC., AS NOMINEE

By: /s/ Susan Biglieri

Name: Susan Biglieri

Title: Chief Financial Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SC U.S. GROWTH IX MANAGEMENT, L.P. as nominee

By: SC US (TTGP), LTD., a Cayman Islands exempted company

Title: General Partner

By: /s/ Andrew Reed

Name: Andrew Reed

Title: Authorized Signatory

Email:

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SEQUOIA CAPITAL U.S. GROWTH FUND VIII, L.P., for itself and as nominee

By: SC U.S. GROWTH VIII MANAGEMENT, L.P., a Cayman Islands exempted limited partnership, its General Partner

By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner

By: /s/ Andrew Reed

Name: Andrew Reed

Title: Partner

Email:

Address:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SCHF (M) PV, L.P.

By: SCHF (GPE), LLC, its general partner

By: /s/ Kevin Kelly
Name: Kevin Kelly
Title: Managing Member

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

WNDRCO HOLDINGS II LP By: WndrCo Holdings II GP LP, its General Partner By: WndrCo Capital Management LLC, its General Partner

By: /s/ Jeffrey Nykun

Name: Jeffrey Nykun

Title: Authorized Signatory

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SURGOCAP MASTER FUND LP By: SurgoCap Advisors LLC, its general partner

By: /s/ Angela McCray

Name: Angela McCray

Title: General Counsel & Chief Compliance Officer

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SV ANGEL GROWTH I LP

By: SV Angel Opportunity GP I, LLC Its General Partner

By: /s/ Ashvin Bachireddy

Name: Ashvin Bachireddy

Title: Member

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THRIVE CAPITAL PARTNERS VIII GROWTH, L.P. By: THRIVE PARTNERS VIII GROWTH GP, LLC, its general partner

By: /s/ Joshua Kushner

Name: Joshua Kushner

Title: Managing Member

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THRIVE CAPITAL PARTNERS VII GROWTH, L.P. By: THRIVE PARTNERS VII GROWTH GP, LLC, its general partner

By: /s/ Joshua Kushner

Name: Joshua Kushner

Title: Managing Member

CLAREMOUNT VII ASSOCIATES, L.P. By: THRIVE PARTNERS VII GP, LLC, its general partner

By: /s/ Joshua Kushner

Name: Joshua Kushner

Title: Managing Member

COALITION NETWORK HOLDINGS VII, L.P. By: North River Angel Holdings VII GP, LLC, its General Partner By: THRIVE PARTNERS VII GP, LLC, its general partner

By: /s/ Joshua Kushner

Name: Joshua Kushner

Title: Managing Member

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

TOP-DIRECT IV, LP
Investing Entity

By: /s/ Stacey Kirkconnell

Name: Stacey Kirkconnell

Title: Director, TOP-Direct IV GP Limited,
as Management General Partner

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

XN EXPONENT MASTER FUND LP
Investing Entity

BY: XN LP, ITS INVESTMENT MANAGER

By: /s/ Thomas L. O'Grady

Name: Thomas L. O'Grady

Title: General Counsel & CCO

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

XN OPPORTUNITIES VI LP
Investing Entity

BY: XN LP, ITS INVESTMENT MANAGER

By: /s/ Thomas L. O'Grady

Name: Thomas L. O'Grady

Title: General Counsel & CCO

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

XN VECTOR MASTER FUND LP
Investing Entity

BY: XN LP, ITS INVESTMENT MANAGER

By: /s/ Thomas L. O'Grady

Name: Thomas L. O'Grady

Title: General Counsel & CCO

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GREYLOCK XIV LIMITED PARTNERSHIP GREYLOCK XIV-A LIMITED PARTNERSHIP GREYLOCK XIV PRINCIPALS LLC

By: Greylock XIV GP LLC, its General Partner or Manager

By: /s/ Don Sullivan

Name: Don Sullivan

Title: Senior Managing Member

Email: [***]

Address: [***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES GROWTH IV (JERSEY), L.P.

By: its Managing General Partner: Index Venture Growth Associates IV Limited

/s/ Nigel Greenwood

Director

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES GROWTH V (JERSEY), L.P.

By: its Managing General Partner: Index Venture Growth Associates V Limited

/s/ Nigel Greenwood

Director

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES VI (JERSEY), L.P.

By: its Managing General Partner: Index Venture Associates VI Limited

/s/ Nigel Greenwood

Director

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

INDEX VENTURES VI PARALLEL ENTREPRENEUR FUND (JERSEY), L.P.

By: its Managing General Partner: Index Venture Associates VI Limited

/s/ Nigel Greenwood

Director

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

YUCCA (JERSEY) SLP

By: EFG Fund Administration Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Ventures Growth IV Co- Investment Scheme

By:	/s/ Nigel Greenwood
Authorised Signatory - EFG Fund Administration Limited

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

YUCCA (JERSEY) SLP

By: EFG Fund Administration Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Ventures Growth V Co- Investment Scheme

By:	/s/ Nigel Greenwood
Authorised Signatory - EFG Fund Administration Limited

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

YUCCA (JERSEY) SLP

By: Intertrust Employee Benefit Services Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Co-Investment Scheme

By:	/s/ Chris Gottard /s/ Kieran Lester
Authorised Signatory - Intertrust Employee Benefit Services Limited

Address:	[***]

Email:	[***]
SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
OF FIGMA, INC.

SCHEDULE A
SCHEDULE OF INVESTORS
Andreessen Horowitz LSV Fund I, L.P., for itself and as Nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P.
CLF Partners, L.P.
Sequoia Capital U.S. Growth Fund VIII, L.P., for itself and as nominee
KPCB Holdings Inc., as nominee
Greylock XIV Limited Partnership
Greylock XIV-A Limited Partnership
Greylock XIV Principals LLC
Index Ventures VI (Jersey), L.P.
Index Ventures VI Parallel Entrepreneur Fund (Jersey), L.P.
Index Ventures Growth IV (Jersey), L.P.
Yucca (Jersey) SLP (on behalf of the Index Co-Investment Scheme)
Yucca (Jersey) SLP on behalf of the Index Growth IV Coinvestment Scheme
F&W Investments LP – Series 2012
Dhanurjay Patil
ICQ Investments 9 LP
ICQ Investments 22 LP
Craig Mod
GRR Investments
Adam Nash
Peter Skomoroch
Roger Bodamer
The Board of Trustees of the Leland Stanford Junior University (DAPER I)
The Board of Trustees of the Leland Stanford Junior University (SEVF II)
The Weiner Derouaux Revocable Trust DTD 11/20/2012
Daniel Gross
Tomer London
The McCabe Trust, Dated January 12, 2016
The Mehrotra Living Trust
Malmi, LLC
The Michel Krieger Revocable Trust
Rose Family Revocable Trust
Coatue Early Stage Fund LP
David Riley & Sarah Friar Revocable Trust
Andrew Wilson and Angelique Wilson, Trustees of the Wilson Family 2015 Trust dated April 20, 2015
Mendocino LLC
The Founders Fund VI, LP
The Founders Fund VI Principals Fund, LP
The Founders Fund VI Entrepreneurs Fund, LP

John Luttig
Matias Van Thienen
Durable Capital Master Fund LP
Durable Capital Opportunities Fund LP
AB Beta LLC
Cosmic Bet-1, LP
Eric Stromberg
Geoff Lewis Tabachnick
WindyHill, LLC
Avichal Garg
The Bret and Karen Taylor Trust
Jack Altman
Sahil Lavingia
Simons Family Trust
Weil Family Trust, DTD 10/19/2011
Michael L. Stoppelman, Trustee of the Michael L. Stoppelman Revocable Trust U/A/D 4/28/2016
Otherwise SPV Platform, L.P.
Allosophia LP
Math + Magic V, LLC
Kelvin Beachum Jr.
Josh Williams
Sriram Krishnan
Aaron Schildkrout and Krystle Schildkrout JTWROS
Olivier Pomel
Calvin French-Owen
GFO Capital, L.P.
Parker Conrad
Jason A. Citron & Marlene M. Citron, Trustees of the Citron Living Trust Dated January 25, 2017
Ann Mather Susan L. Wagner
Oswald & Katherine Cuervo TTEES Cuervo Family Revocable Trust DTD 8/6/10
The Raimondi Family Trust
The Radakovich Family Trust dated January 8, 2020
Michael William Seibel Revocable Trust
Alpha Circini, LLC
Z Perret Trust
Revathi Krishnan
LGF Marvelous Wool, L.P.
RA Trust DTD 7/30/2010
Skip Enterprises Pty Limited ATF Farquhar Trust
Andreessen Horowitz LSV Fund II, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund II-B, L.P. and Andreessen Horowitz LSV Fund II-Q, L.P.
The Founders Fund Growth, LP
The Founders Fund Growth Principals Fund, LP

Index Ventures V (Jersey), L.P.
Yucca (Jersey) SLP on behalf of the Index Growth V Coinvestment Scheme
K2 Assets LLC
LGF Scale I, L.P.
Cosmic Bet, LP
Geodesic Capital Fund I, L.P.
Geodesic Capital Fund I-S, L.P.
Sam Altman
Institutional Venture Partners XVII, L.P.
WC Investor Two Holdings, LLC
Base Growth III, LLC
Greenoaks Capital Opportunities Fund III LP
Base10 Advancement Initiative I, LP
Thrive Capital Partners VII Growth, L.P.
Claremount VII Associates, L.P.
Coalition Network Holdings VII, L.P.
Allen & Company LLC
John Griffen
Andreas Lazar
Tru Arrow Technology Partners I, L.P.
Counterpoint Ventures Master Fund LP
Counterpoint Ventures Investor Fund LP
AHM Investment Holdings LLC – Series X
Andreessen Horowitz LSV Fund III, L.P., for itself and as nominee for Andreessen Horowitz
LSV Fund III-B, L.P.,
AH 2022 Annual Fund, L.P.,
AH 2022 Annual Fund-B, L.P., and
AH 2022 Annual Fund-QC, L.P.
Alkeon Innovation Master Fund II, L.P.
Alkeon Innovation Master Fund II, Private Series, LP
Alkeon Innovation Lux, SCSp SICAV-RAIF
Atlassian Ventures LLC
Cosmic Bet 3, LP
Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund
Fidelity Growth Company Commingled Pool
Fidelity Mt. Vernon Street Trust : Fidelity Growth Company K6 Fund
Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub B
Fidelity Securities Fund: Fidelity OTC Portfolio
Fidelity OTC Commingled Pool
Fidelity Securities Fund: Fidelity OTC K6 Portfolio
Fidelity Canadian Growth Company Fund
FIDELITY SPECIAL SITUATIONS FUND
Fidelity Global Innovators Investment Trust
Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

Fidelity Blue Chip Growth Commingled Pool
Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund
Fidelity Blue Chip Growth Institutional Trust
Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund
FIAM Target Date Blue Chip Growth Commingled Pool
Fidelity Contrafund: Fidelity Contrafund
Fidelity Contrafund Commingled Pool
Fidelity Contrafund: Fidelity Contrafund K6
Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub A
Fidelity Global Growth and Value Investment Trust
Fidelity Insights Investment Trust
Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund
Variable Insurance Products Fund II: VIP Contrafund Portfolio - Subportfolio A
Fidelity Venture Capital Fund I LP
Franklin Talos II, L.P.
FVP Growth Partners, L.P.
Franklin Ventures Investments, L.P. - Private Fund Series
Greenview Investment Pte Ltd
Greenoaks Capital Opportunities Fund V LP
ICONIQ Strategic Partners VII, L.P.
ICONIQ Strategic Partners VII-B, L.P.
SC U.S. GROWTH IX MANAGEMENT, L.P., as Nominee
SCHF (M) PV, L.P.
WNDRCO Holdings II LP
SurgoCap Master Fund LP
SV Angel Growth I LP
Thrive Capital Partners VIII Growth, L.P.
TOP-DIRECT IV, LP
XN Exponent Master Fund LP
XN Opportunities VI LP
XN Vector Master Fund LP